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                                                     ---------------------------
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                                                     Expires: September 30, 2007
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                                                     hours per response.... 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-090607
                                   -----------

                              Fairholme Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             1001 Brickel Bay Drive
                                   Suite 3112
                                 Miami, FL 33131
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                        CITCO Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-202-2263
                                                    --------------

Date of fiscal year end:  11/30/2006
                        -------------
Date of reporting period: 11/30/2006
                         ------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.

                               THE FAIRHOLME FUND
                       A NO-LOAD CAPITAL APPRECIATION FUND

                                     [LOGO]
                                      FAIRX
                                   FAIRHOLME
                               Ignore the crowd.


                                  ANNUAL REPORT
                            FOR THE FISCAL YEAR ENDED
                                NOVEMBER 30, 2006

                               FAIRHOLMEFUNDS.COM
                                  866.202.2263

                     VALUE OF $10,000 INVESTED AT INCEPTION
                       THE FAIRHOLME FUND VS. THE S&P 500

[The following table was represented as a line chart in the printed material.]


Date                                        Fairholme         S&P
                                               Fund           500
12/29/99                                      10,000        10,000
02/29/00                                       9,330         9,355
05/31/00                                      11,210         9,757
08/31/00                                      11,950        10,453
11/30/00                                      13,550         9,082
02/28/01                                      15,033         8,588
05/31/01                                      15,125         8,727
08/31/01                                      15,277         7,903
11/30/01                                      15,277         7,972
02/28/02                                      15,917         7,771
05/31/02                                      16,636         7,519
08/31/02                                      15,620         6,481
11/30/02                                      15,548         6,655
02/28/03                                      14,424         6,009
05/31/03                                      16,476         6,913
08/31/03                                      17,118         7,263
11/30/03                                      18,735         7,659
02/29/04                                      20,990         8,323
05/31/04                                      20,451         8,180
08/31/04                                      21,353         8,095
11/30/04                                      23,177         8,644
02/28/05                                      24,545         8,904
05/31/05                                      25,247         8,853
08/31/05                                      26,686         9,112
11/30/05                                      27,079         9,374
02/28/06                                      28,570         9,651
05/31/06                                      30,035         9,618
08/31/06                                      30,330         9,921
11/30/06                                      32,145        10,708


The chart above covers the period from inception of the Fund (December 29, 1999) to the end of the most recent fiscal year (November 30, 2006).

The following notes pertain to the chart above as well as the perfomance table included in the Management Discussion on the following page. Performance information in this report represents past performance and is not a guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted within. Any questions you have, including obtaining the latest month-end performance, can be answered by calling the Fund at 1-866-202-2263.

Data for both the S&P 500 Index and the Fund are presented assuming all dividends have been reinvested and do not reflect any taxes that might have been incurred by a shareholder as a result of Fund distributions. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization and does not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

THE FAIRHOLME FUND
================================================================================
                                                MANAGEMENT DISCUSSION & ANALYSIS
                                     For the Fiscal Year Ended November 30, 2006
--------------------------------------------------------------------------------

At November 30, 2006, the end of the 2006 fiscal year, the net asset value (NAV) attributable to the 125,905,211 shares outstanding of The Fairholme Fund, the sole series of Fairholme Funds, Inc. (the "Fund") was $29.40 per share. This compares with an unaudited net asset value of $27.47 per share at May 31, 2006, and an audited net asset value of $25.45 per share at November 30, 2005 (stated NAVs reflect any distributions to shareholders).

                          Six          One         Three         Five        Since
                         Months        Year        Years         Years      Inception
                         Ended        Ended        Ended         Ended     12/29/1999
                       11/30/2006   11/30/2006   11/30/2006   11/30/2006   to 11/30/2006
                       ----------   ----------   ----------   ----------   -------------
The Fairholme Fund
   (Cumulative)          7.03%        18.71%       71.58%       110.41%      221.45%
S&P 500 Index
   (Cumulative)         11.33%        14.23%       39.80%        34.33%        7.08%
The Fairholme Fund
   (Annualized)                       18.71%       19.72%        16.04%       18.37%
S&P 500 Index
   (Annualized)                       14.23%       11.81%         6.08%        0.99%

For the six months ended November 30, 2006, the Fund underperformed the S&P 500 Index, due largely to a decline in the prices of the Fund's energy holdings. Over the one-year, three-year, five-year and since inception periods ended November 30, 2006, the Fund has significantly outperformed the S&P 500 Index and has delivered above average absolute returns to shareholders. Management cautions all Fund shareholders (including the many new shareholders we have welcomed during the last year) to expect periods of volatility in the Fund's Net Asset Value and bouts of underperformance compared to indexes or risk-free interest rates. Management of the Fund believes that volatility, or a measure of the ups and downs of security prices, is not the same as risk, which we and the Fund's investment adviser (the "Adviser") define as the chance that the Fund will permanently lose money on an investment. We do not mind volatility, which may create opportunity for the fund, but strenuously seek to avoid risk of permanent loss.

THE FAIRHOLME FUND
================================================================================
                                    MANAGEMENT DISCUSSION & ANALYSIS (Continued)
                                     For the Fiscal Year Ended November 30, 2006
--------------------------------------------------------------------------------

In the opinion of the Fund's Adviser, performance over short intervals is likely to be less meaningful than a comparison of longer periods. Below is a chart disclosing each of the top ten holdings of the Fund listed as a percentage of the Fund's net assets as well as a chart detailing each of the top ten categories in which the Fund holds securities, listed by the percentage of net assets held in each category. Portfolio holdings are subject to change without notice.

--------------------------------------------------------------------------------
                                Top Ten Holdings*
                                (% of Net Assets)
Berkshire Hathaway, Inc.                                                 16.81%
Canadian Natural Resources Ltd.                                          14.83%
EchoStar Communications Corp.                                             9.16%
Penn West Energy Trust                                                    7.16%
Mohawk Industries, Inc.                                                   4.85%
USG Corp.                                                                 3.58%
Sears Holdings Corp.                                                      3.51%
Ensign Energy Services, Inc.                                              3.30%
Phelps Dodge Corp.                                                        3.27%
Leucadia National Corp.                                                   3.25%
                                                                         -----
                                                                         69.72%
                                                                         =====
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Top Ten Categories
                                (% of Net Assets)
Oil and Gas Producers                                                    21.99%
Cash and Cash Equivalents**                                              20.53%
Diversified Holding Companies                                            20.06%
Pay Television Services                                                   9.16%
Carpet - Floor Coverings                                                  4.85%
Building Materials                                                        3.58%
Retail Department Stores                                                  3.51%
Telecommunications                                                        3.34%
Oil and Gas Drilling                                                      3.30%
Metal Mining                                                              3.27%
                                                                         -----
                                                                         93.59%
                                                                         =====
--------------------------------------------------------------------------------

* Excludes cash, money market funds, U.S. Treasury bills, and miscellaneous investments
**    Includes money market funds and U.S. Government and Agency Obligations

During the six months ended November 30, 2006, the Fund purchased the following securities that were not owned at June 1, 2006 and which are listed as portfolio investments at November 30, 2006:

      o     Phelps Dodge Corp.
      o     USG Corp.

The Fund increased its investments in several existing portfolio holdings, notably in the energy area, although such changes may not appear obvious as a result of significant growth of Fund assets through appreciation and new subscriptions during the six month period ended November 30, 2006. During the six months ended May 31, 2006, the Fund added materially to existing holdings in Berkshire Hathaway, Inc., Canadian Natural Resources Ltd., Mohawk Industries, Inc., Penn West Energy Trust, and Ensign Energy Services, Inc.

THE FAIRHOLME FUND
================================================================================
                                    MANAGEMENT DISCUSSION & ANALYSIS (Continued)
                                     For the Fiscal Year Ended November 30, 2006
--------------------------------------------------------------------------------

Also, during the six months ended November 30, 2006, the Fund disposed of positions listed at May 31, 2006 and for which no shares were held on November 30, 2006 as follows:

      o     Annaly Capital Management, Inc.

Shareholders are cautioned that not all additions or dispositions to the portfolio are material, and that while the Fund and its Adviser have long-term objectives, it is possible that a security purchased or sold in one period may be sold or purchased in a subsequent period. Generally, the Adviser determines to buy and sell based on its estimates of the intrinsic value and fundamental dynamics of a particular company and its industry, and not on short-term price movements. However, certain strategies of the Adviser in carrying out the Fund's investment policies may result in shorter holding periods. Investors are further cautioned not to rely on short-term results, both with respect to profits and losses on any individual investment in the Fund, as well as with respect to Fund shares themselves.

Securities whose gains most affected the Fund's portfolio (including realized and unrealized gains) for the fiscal year ended November 30, 2006 included the following:

      o     Berkshire Hathaway, Inc.
      o     EchoStar Communications Corp.
      o     Canadian Natural Resources Ltd.
      o     Phelps Dodge Corp.
      o     Sears Holding Corp.
      o     Leucadia National Corp.
      o     USG Corp.

In the opinion of the Adviser, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): Berkshire's earnings jumped due to growing non-insurance operations and light catastrophe losses; EchoStar continued to gain new subscribers in a competitive marketplace; Canadian Natural completed an opportunistic acquisition and reported continued progress on its oil sands project; Phelps Dodge became the subject of a pending premium takeover proposal; Sears Holdings continued to reallocate capital and repurchase shares; Leucadia experienced positive trends in a number of its investments; and USG shed all exposures to asbestos lawsuits. Shareholders are cautioned that a tabulation of gains for the fiscal year may differ materially from such a list calculated over interim periods.

THE FAIRHOLME FUND
================================================================================
                                    MANAGEMENT DISCUSSION & ANALYSIS (Continued)
                                     For the Fiscal Year Ended November 30, 2006
--------------------------------------------------------------------------------

Although a few securities in the Fund's portfolio declined in value during the fiscal year ended November 30, 2006, such declines were not material to the overall results of the Fund. Shareholders are cautioned that a tabulation of losses for the fiscal year may differ materially from such a list calculated over interim periods.

The fact that certain securities declined in value does not always indicate that the Adviser believes these securities to be less attractive -- in fact the Adviser believes that some price declines may present significant buying opportunities. However, investors are also cautioned that it is possible that some securities mentioned in this discussion may no longer be owned by the Fund subsequent to the end of the fiscal period and that the Fund may have made significant new purchases that are not yet required to be disclosed. It is the Fund's general policy not to disclose portfolio holdings other than when required by relevant law or regulation.

The Adviser invests Fund assets in securities to the extent it finds sensible investment opportunities and the Fund may invest a significant portion of its assets in liquid low-risk securities or cash. During the period ended November 30, 2006, the Fund's liquidity (consisting of cash, money-market funds, and U.S. Treasury bills) represented a significant portion of Fund assets. Since inception, the Fund has held, on average, a significant percentage of assets in liquid low-risk securities or cash. The Adviser views liquidity as a strategic advantage that allows for opportunistic purchases when specific securities or markets in general are stressed. However, such liquidity is likely to negatively affect performance during more buoyant times.

In the six months and the fiscal year ended November 30, 2006, significant cash inflows were recorded by the Fund, largely from new shareholder subscriptions believed to have resulted from positive performance and publicity received by the Fund. The Board of Directors of the Fund (the "Board") and management are aware that large cash inflows have the potential to adversely affect Fund performance under certain conditions. However, management of the Fund, after consulting with the Adviser, does not believe that recent inflows have materially affected performance to date. To the contrary, the Adviser believes that such cash inflows have helped the Fund make opportunistic investments and that levels of liquidity in the Fund are appropriate given the Adviser's view on liquidity and current investment conditions. Management and the Board of the Fund monitor cash inflows and outflows and intend, after consultation with the Adviser, to take appropriate actions if they believe future performance is likely to be adversely impacted. As of the date of this Annual Report, no such actions are contemplated.

THE FAIRHOLME FUND
================================================================================
                                    MANAGEMENT DISCUSSION & ANALYSIS (Continued)
                                     For the Fiscal Year Ended November 30, 2006
--------------------------------------------------------------------------------

During the fiscal year ended November 30, 2006, the Board eliminated certain non-fundamental restrictions with regard to investment policies, including the elimination of a restriction that the Fund invest a specified portion of assets in U.S. common stocks, elimination of a restriction on the percentage of non-U.S. securities that may be held by the Fund, and permission to invest in short-term government or high quality money-market securities of countries other than the United States. The Board took such actions to give the Adviser additional flexibility in choosing investments, although the Adviser has indicated that it does not expect either policy change to materially affect the manner in which the Fund is invested.

Subsequent to the end of the fiscal year ended November 30, 2006, the Board approved new Fund Accounting, Administration, Transfer Agency, Distribution, and Custody Agreements with affiliates of US Bancorp. These agreements will become effective on or about February 20, 2007. Additional information may be found in
Note 9 to the Financial Statements of this Annual Report and the January 24, 2007 Supplement to the Prospectus Dated August 15, 2006, and on the Fund's website at www.fairholmefunds.com.

The officers and directors of the Fund (and their affiliates) continue to have a significant personal stake in the Fund, holding an aggregate 624,155 shares as of November 30, 2006. While there is no requirement that officers and directors own shares of the Fund, the officers and directors believe that such holdings help to align the interests of management and the Board with those of the Fund's shareholders. Since inception, the Fund has been advised by Fairholme Capital Management, L.L.C. Certain directors and officers of Fairholme Funds, Inc. are also members and officers of Fairholme Capital Management, L.L.C. or FCM Services, Inc., a wholly owned subsidiary of Fairholme Capital Management. For more complete information about the Fund and its Adviser, or to obtain a current prospectus, please visit www.fairholmefunds.com, or call 1-866-202-2263.

THE FAIRHOLME FUND
================================================================================
                                                                        EXPENSES
                                                               November 30, 2006
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: direct costs, which may include, but are not limited to, transaction fees at some broker-dealers, custodial fees for retirement accounts, redemption fees (on shares redeemed within 60 days of purchase), and wire transfer fees. As a shareholder, you also incur indirect costs, such as the management and administration fees paid to the adviser of the Fund.

The example below is intended to help you understand your indirect costs (also referred to as "ongoing costs" and measured in dollars) when investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example below is based on an investment of $1,000 invested in the Fund at June 1, 2006 and held for the entire six month period ending November 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you had invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the period presented. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that you paid for the period presented. However, you may use this information to compare ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% examples that appear in the shareholder reports of other funds.

Please note that the column titled "Expenses Paid During the Period" in the table below is meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, does not reflect any direct costs, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your total costs would be higher.

                                                                        Expenses Paid
                                                                      During the Period*
                                   Beginning            Ending           June 1, 2006
                                  Account Value      Account Value         Through
                                  June 1, 2006     November 30, 2006   November 30, 2006
                                  ------------     -----------------   -----------------
Actual                              $1,000.00          $1,070.30          $    5.19
Hypothetical
  (5% return before expenses)       $1,000.00          $1,020.05          $    5.06

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.03% for the six month period of June 1, 2006, to November 30, 2006.

THE FAIRHOLME FUND
================================================================================
                                                         SCHEDULE OF INVESTMENTS
                                                               November 30, 2006
--------------------------------------------------------------------------------

    Shares                                                        Market Value
    ------                                                        ------------

                  DOMESTIC COMMON STOCKS - 50.56%
                  BUILDING MATERIALS - 3.58%
     2,378,400      USG Corp.*                                   $  132,548,232
                                                                 --------------
                  CARPET - FLOOR COVERINGS - 4.85%
     2,319,600      Mohawk Industries, Inc.*                        179,606,628
                                                                 --------------
                  DIVERSIFIED HOLDING COMPANIES - 20.06%
         5,197      Berkshire Hathaway, Inc. Class A*               556,598,700
        18,440      Berkshire Hathaway, Inc. Class B*                65,554,200
     4,360,674      Leucadia National Corp.                         120,310,996
                                                                 --------------
                                                                    742,463,896
                                                                 --------------
                  ENERGY SERVICES - 1.67%
     1,942,800      Duke Energy Corp.                                61,625,616
                                                                 --------------
                  INSURANCE BROKERS - 0.89%
     1,042,400      Marsh & McLennan Cos., Inc.                      32,752,208
                                                                 --------------
                  METAL MINING - 3.27%
       983,600      Phelps Dodge Corp.                              120,982,800
                                                                 --------------
                  NEWSPAPERS: PUBLISHING AND PRINTING - 0.05%
        48,645      Daily Journal Corp.*                              1,961,853
                                                                 --------------
                  PAY TELEVISION SERVICES - 9.16%
     9,418,324      EchoStar Communications Corp.*                  339,153,847
                                                                 --------------
                  REAL ESTATE OPERATIONS - 0.18%
       103,768      Homefed Corp.                                     6,822,746
                                                                 --------------
                  RETAIL DEPARTMENT STORES - 3.51%
       757,671      Sears Holdings Corp.*                           129,879,963
                                                                 --------------
                  TELECOMMUNICATIONS - 3.34%
     1,310,500      IDT Corp.*                                       17,691,750
     5,660,000      IDT Corp. Class B*                               73,353,600
     1,335,486      USA Mobility, Inc.*                              32,505,729
                                                                 --------------
                                                                    123,551,079
                                                                 --------------
TOTAL DOMESTIC COMMON STOCKS
  (COST $1,503,432,524)                                          $1,871,348,868
                                                                 --------------


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                             SCHEDULE OF INVESTMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

    Shares                                                        Market Value
    ------                                                        ------------

                  FOREIGN COMMON STOCKS - 25.76%
                  BERMUDA - 0.11%
                    PROPERTY AND CASUALTY INSURANCE - 0.11%
         7,000      White Mountains Insurance Group Ltd. (a)     $    4,198,250
                                                                 --------------
                  CANADA - 25.29%
                    OIL AND GAS DRILLING - 3.30%
     7,124,100      Ensign Energy Services, Inc.                    122,086,393
                                                                 --------------
                  OIL AND GAS PRODUCERS - 21.99%
    10,112,300      Canadian Natural Resources Ltd.                 548,794,521
     8,279,400      Penn West Energy Trust                          265,023,594
                                                                 --------------
                                                                    813,818,115
                                                                 --------------
                    TOTAL CANADA                                    935,904,508
                                                                 --------------
                  UNITED KINGDOM - 0.36%
                    INVESTMENT TRUST - 0.36%
     4,076,876      JZ Equity Partners PLC                           13,227,669
                                                                 --------------

TOTAL FOREIGN COMMON STOCKS (COST $846,778,729)                     953,330,427
                                                                 --------------
                  MISCELLANEOUS INVESTMENTS - 2.99%(B)

TOTAL MISCELLANEOUS INVESTMENTS
   (COST $91,701,026)                                               110,683,136
                                                                 --------------
    Principal
    ---------
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.53%
    60,000,000      T-Bill 4.94%(c), 12/07/2006                      59,951,400
    60,000,000      T-Bill 4.90%(c), 12/14/2006                      59,895,566
   100,000,000      T-Bill 4.86%(c), 12/21/2006                      99,734,445
    60,000,000      T-Bill 4.87%(c), 12/28/2006                      59,784,900
    30,000,000      T-Bill 4.91%(c), 01/04/2007                      29,863,575
    50,000,000      T-Bill 5.01%(c), 01/11/2007                      49,720,403
    50,000,000      T-Bill 5.06%(c), 01/18/2007                      49,669,667
    40,000,000      T-Bill 5.10%(c), 01/25/2007                      39,695,361
    40,000,000      T-Bill 5.07%(c), 02/01/2007                      39,659,000
    50,000,000      T-Bill 5.06%(c), 02/08/2007                      49,531,100
    70,000,000      T-Bill 5.01%(c), 02/15/2007                      69,276,200
    80,000,000      T-Bill 5.02%(c), 02/22/2007                      79,094,400
                                                                 --------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $685,876,333)                                            $  685,876,017
                                                                 --------------


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                             SCHEDULE OF INVESTMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

    Shares                                                        Market Value
    ------                                                        ------------

                  MONEY MARKET FUNDS - 2.00%
    74,164,402      UMB Money Market, 4.96%(c)                   $   74,164,402
                                                                 --------------
TOTAL MONEY MARKET FUNDS (COST $74,164,402)                          74,164,402
                                                                 --------------
TOTAL INVESTMENTS (COST $3,201,953,014) - 99.84%                  3,695,402,850
                                                                 --------------
                    OTHER ASSETS IN EXCESS OF
                      LIABILITIES, NET - 0.16%                        6,054,554
                                                                 --------------
NET ASSETS - 100.00%                                             $3,701,457,404
                                                                 ==============

*     Non-income producing securities.
(a)   Affiliated company, see Note 3.
(b) Represents previously undisclosed securities which the Fund has held for less than one year.
(c)   Rates shown are the effective yields as of November 30, 2006.


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                               STATEMENT OF ASSETS & LIABILITIES
                                                               November 30, 2006
--------------------------------------------------------------------------------

Assets
   Investments, at Market Value (Cost - $3,201,953,014)          $3,695,402,850
   Cash                                                               4,204,488
   Dividends and Interest Receivable                                  4,040,696
   Receivable for Capital Shares Sold                                 5,209,070
                                                                 --------------
     Total Assets                                                 3,708,857,104
                                                                 --------------

Liabilities
   Payable for Capital Shares Redeemed                                  828,655
   Payable for Investments Purchased                                  3,667,496
   Accrued Management Fees                                            2,903,549
                                                                 --------------
     Total Liabilities                                                7,399,700
                                                                 --------------

Net Assets
   Paid-In Capital                                                3,163,666,616
   Accumulated Undistributed Net Investment Income                   25,624,083
   Net Accumulated Realized Gain on Investments and
     Foreign Currency Related Transactions                           18,734,307
   Net Unrealized Appreciation on Investments and
     Foreign Currency Related Transactions                          493,432,398
                                                                 --------------

NET ASSETS                                                       $3,701,457,404
                                                                 ==============

Shares of Common Stock Outstanding* ($0.0001 par value)             125,905,211
                                                                 --------------
Net Asset Value, Offering and Redemption Price Per Share
  ($3,701,457,404 / 125,905,211 shares)                          $        29.40
                                                                 ==============


*175,000,000 shares authorized in total.


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                     For the
                                                               Fiscal Year Ended
                                                               November 30, 2006
                                                               -----------------

Investment Income
   Interest                                                      $   28,921,653
   Dividends (net of $2,851,447 foreign taxes withheld)              24,473,353
                                                                 --------------
     Total Investment Income                                         53,395,006
                                                                 --------------

Expenses
   Management Fees (Note 3)                                          25,148,346
                                                                 --------------
     Total Expenses                                                  25,148,346
                                                                 --------------
   Expenses Reimbursed (Note 3)                                         (20,258)
                                                                 --------------
     Net Expenses                                                    25,128,088
                                                                 --------------
       Net Investment Income                                         28,266,918
                                                                 --------------

Realized and Unrealized Gain on Investments
   Net Realized Gain on Investments                                  18,740,758
   Net Realized Loss on Foreign Currency Related Transactions           (66,853)
   Net Change in Unrealized Appreciation on Investments and
     Foreign Currency Related Transactions                          385,491,517
                                                                 --------------
     Net Realized and Unrealized Gain on Investments and
       Foreign Currency Related Transactions                        404,165,422
                                                                 --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  432,432,340
                                                                 ==============


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 For the             For the
                                                Fiscal Year        Fiscal Year
                                                  Ended               Ended
                                            November 30, 2006  November 30, 2005
                                            -----------------  -----------------

CHANGE IN NET ASSETS
From Operations
   Net Investment Income                     $    28,266,918    $    11,568,408
   Net Realized Gain on Investments and
      Foreign Currency Related Transactions       18,673,905         27,488,551
   Net Change in Unrealized Appreciation
      on Investments and Foreign Currency
      Related Transactions                       385,491,517         63,887,869
                                             ---------------    ---------------
   Net Increase in Net Assets
      from Operations                            432,432,340        102,944,828
                                             ---------------    ---------------

From Distributions to Shareholders
   Net Investment Income                         (12,476,449)        (1,200,051)
   Net Realized Capital Gains from
      Security Transactions                      (27,465,547)        (5,736,115)
                                             ---------------    ---------------
   Net Decrease in Net Assets from
      Distributions                              (39,941,996)        (6,936,166)
                                             ---------------    ---------------

From Capital Share Transactions
   Proceeds from Sale of Shares                2,366,716,900      1,373,343,214
   Shares Issued in Reinvestment
      of Dividends                                38,331,418          6,728,343
   Redemption Fees                                   772,067            215,899
   Cost of Shares Redeemed                      (537,720,849)      (270,446,677)
                                             ---------------    ---------------
   Net Increase in Net Assets from
      Shareholder Activity                     1,868,099,536      1,109,840,779
                                             ---------------    ---------------

NET ASSETS
   Net Increase in Net Assets                  2,260,589,880      1,205,849,441
   Net Assets at Beginning of Year             1,440,867,524        235,018,083
                                             ---------------    ---------------
   Net Assets at End of Year                 $ 3,701,457,404    $ 1,440,867,524
                                             ===============    ===============
   Accumulated Undistributed Net
      Investment Income                      $    25,624,083    $     9,900,467
                                             ===============    ===============

SHARES TRANSACTIONS
   Issued                                         87,679,525         56,896,881
   Reinvested                                      1,520,484            295,892
   Redeemed                                      (19,907,031)       (11,092,655)
                                             ---------------    ---------------
   Net Increase in Shares                         69,292,978         46,100,118
   Shares Outstanding at Beginning of Year        56,612,233         10,512,115
                                             ---------------    ---------------
   Shares Outstanding at End of Year             125,905,211         56,612,233
                                             ===============    ===============


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   For the              For the            For the           For the           For the
                                 Fiscal Year          Fiscal Year        Fiscal Year       Fiscal Year       Fiscal Year
                                    Ended                Ended              Ended             Ended             Ended
                                Nov. 30, 2006        Nov. 30, 2005      Nov. 30, 2004     Nov. 30, 2003     Nov. 30, 2002
                                -------------        -------------      -------------     -------------     -------------
NET ASSET VALUE,
BEGINNING OF
PERIOD                          $       25.45        $       22.36      $       18.08     $       15.14     $       14.99
                                -------------        -------------      -------------     -------------     -------------

Investment Operations
   Net Investment Income/
     (Loss)                              0.31**               0.38**             0.01             (0.02)             0.01
   Net Realized and
   Unrealized Gain on
     Investments                         4.34                 3.31               4.28              3.09              0.26
                                -------------        -------------      -------------     -------------     -------------
       Total from
         Investment
         Operations                      4.65                 3.69               4.29              3.07              0.27
                                -------------        -------------      -------------     -------------     -------------

Distributions
   From Net Investment
     Income                             (0.22)               (0.07)                --             (0.00)*           (0.03)
   In Excess of Net
     Investment Income                     --                   --                 --             (0.03)               --
   From Realized Capital
     Gains                              (0.48)               (0.53)             (0.01)            (0.10)            (0.09)
                                -------------        -------------      -------------     -------------     -------------
       Total Distributions              (0.70)               (0.60)             (0.01)            (0.13)            (0.12)
                                -------------        -------------      -------------     -------------     -------------

NET ASSET VALUE,
END OF YEAR                     $       29.40        $       25.45      $       22.36     $       18.08     $       15.14
                                =============        =============      =============     =============     =============

TOTAL RETURN                            18.71%               16.84%             23.71%            20.50%             1.77%

Ratios/Supplemental Data
   Net Assets, End of
     Year (in 000's)            $   3,701,457        $   1,440,868      $     235,018     $      88,968     $      47,809
   Ratio of Expenses to
     Average Net Assets:
   Before Expenses Reimbursed            1.00%                1.00%              1.00%             1.00%             1.00%
   After Expenses Reimbursed             1.00%***             1.00%              1.00%             1.00%             1.00%
   Ratio of Net Investment
     Income/(Loss) to
     Average Net Assets                  1.12%                1.55%              0.05%            (0.13)%            0.05%
   Portfolio Turnover Rate              20.27%               37.36%             23.33%            12.66%            47.68%


*     Represents less than $0.01.
**    Based on average shares outstanding.
***   Expenses reimbursed represent less than 0.01%.


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               November 30, 2006
--------------------------------------------------------------------------------

Note 1. Organization

Fairholme Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board" or the "Directors") to issue 200,000,000 shares of common stock at $.0001 par value. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. 175,000,000 shares of one series have been authorized, which shares constitute the interests in the The Fairholme Fund (the "Fund"), a non-diversified fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and holding a focused portfolio of no more than 25 equity securities. Fairholme Capital Management, L.L.C. (the "Adviser") serves as investment adviser to the Fund.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or long-term securities which are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser and the Board have determined will represent fair value.

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

Federal Income Taxes: The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of both contingent assets and liabilities, at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and accounts for security transactions on the trade date for financial statement purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. The Fund may invest in countries that require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

Note 3. Related Party Transactions

The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Fund pays the Adviser for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. Pursuant to an Operating Services Agreement, the Fund's Adviser is responsible for paying all the Fund's expenses except commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, but did not incur any other extraordinary expenses during the period. The Adviser received $25,148,346 for their services during the fiscal year ended November 30, 2006. Certain directors and officers of Fairholme Funds, Inc. are also members and officers of Fairholme Capital Management, L.L.C.

The Fund was reimbursed $20,258 in expenses by the Adviser because a service provider of the Fund inadvertently received a benefit directly related to Fund demand deposit balances that should have been used to offset Fund expenses, which are payable by the Adviser under the Operating Services Agreement.

Bruce R. Berkowitz, an officer and director of the Company, is also a director of NYSE-listed White Mountains Insurance Group, Ltd. ("White Mountains"). The Fund owns common shares of White Mountains as disclosed in the Schedule of Investments. For the year ended November 30, 2006, the Fund earned income from dividends on common shares of White Mountains of $56,000 and has included this amount in the Statement of Operations.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of November 30, 2006, National Financial Services Corp., a division of Fidelity Global Brokerage Group, Inc., a wholly-owned subsidiary of FMR Corp., for the benefit of its customers, owned approximately 25% of the Fund.

Note 4. Investments

For the fiscal year ended November 30, 2006, purchases and sales of investment securities, other than short-term investments, aggregated $1,943,598,474, and $386,361,633, respectively.

Note 5. Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(deprecation) of investments at November 30, 2006 was as follows:

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

                                         Gross             Gross         Net Unrealized
                                      Unrealized        Unrealized        Appreciation/
                       Cost          Appreciation      Depreciation       Depreciation
                  --------------    --------------    --------------     --------------
The Fairholme
  Fund            $3,205,202,622    $  524,884,991    $  (34,684,763)    $  490,200,228

The difference between book basis and tax basis net unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The Fund's tax basis capital gains and losses are determined only at the end of each fiscal year. As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                             Amount
                                             ------
Undistributed Ordinary Income            $ 25,624,083
Undistributed Capital Gain                 21,983,915
Unrealized Appreciation                   490,182,790
                                         ------------
                                         $537,790,788
                                         ============

Note 6. Distribution to Shareholders

Ordinary income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions paid by the Fund was as follows:

                                       For the Fiscal          For the Fiscal
                                         Year Ended              Year Ended
                                      November 30, 2006       November 30, 2005
                                      -----------------       -----------------
Distributions paid from:
  Ordinary Income                         $12,476,449            $1,200,051
  Short-Term Capital Gain                   7,737,553               871,461
  Long-Term Capital Gain                   19,727,994             4,864,654
                                          -----------            ----------
                                          $39,941,996            $6,936,166
                                          ===========            ==========

On December 13, 2006, the Fund declared the following distributions, which were payable on December 14, 2006:

Distributions paid from:

                                         December 2006
                                         -------------
Ordinary Income                           $31,044,408
Long-Term Capital Gain                     21,983,916
                                          -----------
                                          $53,028,324
                                          ===========

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

Note 7. Reclassification in the Capital Account

In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital account. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2006, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

                                Undistributed     Accumulated    Capital Paid in
                                Net Investment   Net Realized     on Shares of
                                   Income         Gain/(Loss)     Common Stock
                                ------------     ------------     ------------

The Fairholme Fund              $    (66,853)    $     66,853     $         --

Note 8. Recent Accounting Pronouncements

FASB Interpretation 48

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (December 1, 2007 for the Fund); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of November 30, 2006, the Fund has not evaluated the impact that will result from adopting FIN 48.

FASB Interpretation 157

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to the Fund's financial statements has not been determined.

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2006
--------------------------------------------------------------------------------

Note 9. Subsequent Events

In fiscal 2006, the Fund began a review of its contracts with the Fund Accountant, Transfer Agent, and Distributor (collectively, "Service Providers") to determine whether or not to renew such contracts in 2007. Management accelerated this process when it became aware that the Fund's current Service Providers were contemplating discontinuing such services. In November 2006, the Fund was formally notified that the current Service Providers would be exiting the business in the first quarter of 2007. In December 2006, the Fund reached agreements in principle with US Bancorp and affiliates to provide fund accounting, fund administration, transfer agent, custody, and distribution services. On December 5, 2006, the Board of Directors of the Fund approved by unanimous written consent the fund accounting, fund administration, transfer agent, and custody agreements. On January 22, 2007 the Board of the Fund approved the distribution agreement at an in-person meeting, with independent directors voting separately.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Directors and Shareholders of The Fairholme Fund:

We have audited the accompanying statement of assets and liabilities of The Fairholme Fund (the "Fund"), including the schedule of investments, as of November 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the years ended November 30, 2002 and November 30, 2003 were audited by other auditors whose report, dated December 16, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fairholme Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 18, 2007

THE FAIRHOLME FUND
================================================================================
                                                          ADDITIONAL INFORMATION
                                                               November 30, 2006
--------------------------------------------------------------------------------

Board of Directors (unaudited)

The Board of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Company and review by the Board. The Directors, including those Directors who are also officers of the Company, are listed below.

------------------------------------------------------------------------------------------------------------------------------------
                      Position(s)                                                                  Funds
                         Held           Term of Office                                            Overseen            Other
     Name, Age         with the           & Length of               Principal Occupation(s)          by        Directorships Held
     & Address          Company           Time Served                 During Past 5 Years         Director         by Director
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Berkowitz*    Director,    Each Director serves     Managing Member, Fairholme           1         Trustee, First
Age 48                 President    for an indefinite term.  Capital Management, L.L.C.,                    Union Real Estate;
51 JFK Parkway                      Mr. Berkowitz has        a registered investment                        Director, TAL
Short Hills, NJ 07078               served as a director of  adviser, since October 1997.                   International
                                    the Fund since the                                                      Group, Inc.;
                                    Fund's inception on                                                     Director, White
                                    December 29, 1999.                                                      Mountains Insurance
                                                                                                            Group, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Keith D. Trauner*      Director,    Each Director serves     Chief Executive Officer,             1         None
Age 49                 Treasurer/   for an indefinite term.  FCM Services Inc. and
51 JFK Parkway         Secretary    Mr. Trauner was          Portfolio Manager,
Short Hills, NJ 07078               appointed by the Board   Fairholme Capital
                                    to replace an outgoing   Management, L.L.C., a
                                    director in January      registered investment
                                    2002.                    adviser, employed since
                                                             February 1999.
------------------------------------------------------------------------------------------------------------------------------------
Joel L. Uchenick       Independent  Each Director serves     General Partner, Sherbrooke          1         Director and
Age 58                 Director     for an indefinite term.  Capital, a private equity                      Chairman of the
51 JFK Parkway                      Mr. Uchenick has served  firm, since November 1998.                     Board, Oregon Chai
Short Hills, NJ 07078               as a director of the     Previously, Senior Partner,                    Inc.; Director and
                                    Fund since the Fund's    Sherbrooke Associates Inc.                     Chief Financial
                                    inception on December                                                   Officer, Cooke PH, Inc.
                                    29, 1999.
------------------------------------------------------------------------------------------------------------------------------------
Avivith Oppenheim,     Independent  Each Director serves     Attorney-at-Law.                     1         None
Esq.                   Director     for an indefinite term.
Age 56                              Ms. Oppenheim has
51 JFK Parkway                      served as a director of
Short Hills, NJ 07078               the Fund since the
                                    Fund's inception on
                                    December 29, 1999.
------------------------------------------------------------------------------------------------------------------------------------
Leigh Walters, Esq.    Independent  Each Director serves     Vice-President and                   1         Director, Valcor
Age 60                 Director     for an indefinite term.  Director, Valcor                               Engineering Corporation
51 JFK Parkway                      Mr. Walters has served   Engineering Corporation.
Short Hills, NJ 07078               as a director of the     Attorney-at-Law.
                                    Fund since the Fund's
                                    inception on December
                                    29, 1999.
------------------------------------------------------------------------------------------------------------------------------------

*Indicates an interested person as defined in the 1940 Act.

THE FAIRHOLME FUND
================================================================================
                                                          ADDITIONAL INFORMATION
                                                               November 30, 2006
--------------------------------------------------------------------------------

Proxy Voting Policies, Procedures and Records (unaudited)

The Company has adopted policies and procedures which provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolio. These policies, procedures and records for the twelve month period ended June 30, 2006 are available to you upon request and free of charge by writing to Fairholme Funds, Inc., c/o Citco Mutual Fund Services, Inc., P.O. Box C1100, Southeastern, PA 19398-1100, or by calling the Company toll free at 1-866-202-2263, or by visiting the Company's website at www.fairholmefunds.com. The Company's proxy voting policies, procedures, and records may also be obtained by visiting the Securities and Exchange Commission website at www.sec.gov. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

N-Q Filing (unaudited)

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. The Fairholme Fund files Form N-Q for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fairholme Fund Forms N-Q will be available on the SEC's website at http://sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Shareholder Tax Information (unaudited)

The information below is reported for the Fund's fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2007 to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their own tax advisors.

THE FAIRHOLME FUND
================================================================================
                                                          ADDITIONAL INFORMATION
                                                               November 30, 2006
--------------------------------------------------------------------------------

The Fund is required to advise you within 60 days of the Fund's fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. During the fiscal year ended November 30, 2006, the following dividends and distributions per share were paid by the Fund:

                                               December 2005
                                               -------------
   Ordinary Income                               $0.217235
   Short-Term Capital Gain                        0.134723
   Long-Term Capital Gain                         0.343495
                                                 ---------
                                                 $0.695453
                                                 =========

Please note that, for the taxable year ended November 30, 2006, the respective percentages of ordinary income distributions paid by the Fairholme Fund which consist of qualified dividend income for individuals, are as follows:

           Distribution Period                  Percentage
           -------------------                  ----------
           December, 2005                         60.90%

Indemnifications (unaudited)

Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Approval of Investment Advisory Agreement (unaudited)

On October 26, 2006, the Board of Directors of Fairholme Funds, Inc. with a majority of independent Directors voting separately renewed the Investment Advisory and Operating Services Agreement (the "Agreements") between the Fund and Fairholme Capital Management, LLC. The Fund's independent Counsel requested that the Adviser respond to a questionnaire for information material to the renewal of the Agreements referred to as (the "Section 15(c) Response Letter"). As required by Section 15(c) of the 1940 Act and subsequent court decisions, the Directors considered a variety of factors when contemplating the renewal of the agreements. There were no material or substantive changes to the agreements since the Board last considered their approval.

THE FAIRHOLME FUND
================================================================================
                                                          ADDITIONAL INFORMATION
                                                               November 30, 2006
--------------------------------------------------------------------------------

A.  Nature and Quality of Services Provided

The Directors considered information included in the Section15(c) Response Letter concerning the nature, extent and quality of services provided to the Fund by the Adviser. The Directors considered the nature and quality of advisory services provided by the Adviser pursuant to the Investment Advisory Agreement as well as the nature and quality of services provided by (or overseen by) the Adviser on behalf of the Fund pursuant to the Operating Services Agreement. The Directors considered the personnel responsible for the day-to-day management of the Fund, the Adviser's research capability and overall reputation and the Adviser's planned staffing levels.

The Directors considered the Adviser's compliance policies and procedures, which include policies designed (i) to ensure the Fund's compliance with its investment objective, policies and restrictions and other laws and regulatory requirements applicable to the Fund and (ii) to address the Adviser's conflicts of interest in providing services to the Fund and to other advisory clients. The Directors also evaluated the Adviser's internal control systems and noted that during 2005, the Adviser had, at its own initiative hired an independent accounting firm to conduct an audit of its internal controls. As a result, and although the audit determined that the Adviser's controls were adequate, the Adviser followed recommendations resulting from the audit that would further strengthen its policies and procedures. The Directors also considered assurances from the Adviser that it would continue to have the expertise and resources necessary to provide the advisory and administrative services required by the Fund. The Directors considered the Adviser's commitment to the Fund as evidenced by the share ownership in the Fund by management/owners of the Adviser.

The Directors did not compare the services provided by the Adviser to the Fund with the services provided by Adviser to its other advisory accounts. They determined not to compare these services because the services provided by the Adviser to its other advisory accounts are materially different from the services provided by the Adviser to the Fund. They noted that the services differ because the Adviser's other advisory accounts have different investment strategies, can invest in certain instruments to a greater extent than the Fund and require different investor services.

Based on these factors, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided by the Adviser, including the services provided by the Adviser pursuant to the Operating Services Agreement.

B.  Investment Performance

The Directors considered information included in the Section 15(c) Response Letter comparing the investment performance of the Fund with the investment performance of its comparative index and other similarly situated funds. The Directors also reviewed information included in the Section 15(c) Response Letter concerning the securities held by the Fund that appreciated or depreciated by more than $25 million over the period commenced September 30, 2005 and ended September 30, 2006.

THE FAIRHOLME FUND
================================================================================
                                                          ADDITIONAL INFORMATION
                                                               November 30, 2006
--------------------------------------------------------------------------------

The Directors considered that the Fund had outperformed its relevant index from commencement of the fiscal year through August 31, 2006 by 6.16%. The Directors also noted that since inception through August 31, 2006, the Fund had a cumulative return of 203.30% compared to a cumulative decline of 0.79% for the S&P 500 Index over the same period. The Directors noted that Morningstar Investments ("Morningstar"), a mutual fund information clearinghouse, continues to rank the Fund as a five-star fund, which is its highest ranking for performance.

The Directors reviewed information comparing the Fund's performance with the performance of similarly situated funds. They noted that the Fund's returns over the 1-year, 3-years and 5-years periods were higher than the average returns of comparable funds during those periods.

Based upon these factors, the Directors concluded that the Adviser had achieved excellent performance and management results for the Fund over the past year and since the Fund's inception.

C.  Advisory and Other Fees and Fund Expense Ratio

The Directors considered information included in the Section 15(c) Response Letter comparing the fees paid by the Fund to the Adviser and the Fund's overall expense ratio to other similarly situated funds. The Directors noted that the advisory and the operating services fees paid by the Fund to the Adviser cover all expenses of the Fund, except certain expenses such as brokerage commissions and extraordinary expenses, if any. The Directors noted that the Fund's total annual expense ratio of 1.00% (of which 0.50% is attributable to the advisory fee and 0.50% is attributable to the operating services fee) was approximately 40% less than the average of 1.44% (as calculated by Morningstar) for its peer funds with four and five stars in the mid-cap blend category.

In evaluating the Fund's advisory fees, the Directors took into account the demands, complexity and quality of the investment management of the Fund. In evaluating the overall fees paid by the Fund to the Adviser, the Directors considered information concerning the fees paid by the Adviser pursuant to the Operating Services Agreement to the Fund's service providers, such as the custodian, transfer agent and fund accountant.

The Directors did not compare the fees charged by the Adviser to the Fund with the fees charged by the Adviser to its other advisory accounts. They determined not to compare these fees because the services by the Adviser to its other advisory accounts are materially different from the services provided by the Adviser to the Fund. Although the Directors did not compare the fees charged by the Adviser to its other advisory accounts with the fees charged by the Adviser to the Fund, the Directors were advised that the total fees charged by the Adviser to the Fund were at least as favorable and generally lower than the fees charged by the Adviser to its other advisory accounts.

THE FAIRHOLME FUND
================================================================================
                                                          ADDITIONAL INFORMATION
                                                               November 30, 2006
--------------------------------------------------------------------------------

After considering these fees, the Directors determined that the fees were reasonable in light of the services provided by or through the Adviser and the fees charged by other advisers to similar funds offering similar services.

D.  Profitability

The Directors considered information included in the Section 15(c) Response Letter regarding the Adviser's profitability in connection with its receipt of the advisory and operating services fees from the Fund. The Directors noted that the information provided to them was estimated by the Adviser. They considered the Adviser's profitability in light of the Fund's overall expense ratio and performance and the services provided by or through the Adviser and concluded that the Adviser's profitability was not such as to prevent them from approving the continuation of the Agreement.

E.  Economies of Scale

The Directors considered information included in the Section 15(c) Response Letter concerning economies of scale and whether existing fees might require adjustment in light of economies of scale. The Directors reviewed the Fund's successful increase in asset size resulting from both appreciation and new shareholder accounts and took into account the Adviser's setting of initial fees at rates contemplating eventual economies of scale. The Directors determined that no modification of the existing fee level was necessary in light of the fact that the Fund's total annual expense ratio was less than the average of its peers.

F.  Overall Assessment

In evaluating the aforementioned considerations, the Directors did not identify any single factor as all-important or controlling in its evaluation of the agreement. In light of the Fund's performance, the Adviser's provision of advisory, administrative and other services, and the reasonableness of the Fund's overall expenses compared to its peers, the Directors concluded that retention of the Adviser was in the best interests of shareholders.

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




                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

      Board of Directors
        Bruce R. Berkowitz
        Avivith Oppenheim, Esq.
        Keith D. Trauner
        Joel L. Uchenick
        Leigh Walters, Esq.

      Officers
        Bruce R. Berkowitz, President
        Keith D. Trauner, Secretary & Treasurer

      Investment Adviser
        Fairholme Capital Management, L.L.C.
        1001 Brickell Bay Drive
        Suite 3112
        Miami, FL 33131
        Telephone: 305-358-3000

      Dividend Paying Agent,
      Shareholders' Servicing Agent,
      Transfer Agent
        Citco Mutual Fund Services, Inc.
        83 General Warren Boulevard, Suite 200
        Malvern, PA 19355
        Telephone: 866-202-2263

      Custodian
        UMB Bank N.A.
        1010 Grand Boulevard
        Kansas City, MO 64106

      Independent Registered
      Public Accounting Firm
        Deloitte & Touche LLP
        1700 Market Street
        Philadelphia, PA 19103

      Fund Counsel
        Seward & Kissel L.L.P.
        1200 G Street, N.W.
        Washington, D.C. 20005

This report is provided for the general information of the shareholders of The Fairholme Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus, which contains more information on fees, charges, and other expenses and should be read carefully before investing or sending money. Past performance is not a guarantee of future results.

Item 2. Code of Ethics.

      a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

      (c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

Joel L. Uchenick

Independent Director

B.A. University of Massachusetts at Amherst, 1970 M.B.A. McGill University of Montreal, 1979

General Partner, Sherbrooke Capital, a private equity firm, since November 1998. Previously, Senior Partner, Sherbrooke Associates Inc., a marketing firm. Director and Chairman of the Board, Oregon Chai Inc. Board Member and Chief Financial Officer of Cooke PH, Inc.

Item 4. Principal Accountant Fees and Services.

      a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,500 and $26,800 for fiscal years ended November 30, 2006 and 2005, respectively.

      (b) Audit Related Fees. There were no audit-related fees, other than those noted under "Audit Fees" Disclosure, billed to The Fairholme Fund for the last two fiscal years by the principal accountants.

      (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $7,500 and $14,600 for the fiscal years ended November 30, 2006 and 2005, respectively.

      (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs
            (a) through (c) of this Item were $3,840 and $1,340 for the fiscal years ended November 30, 2006 and 2005, respectively.

      (e) 1. The audit committee does not have pre-approved policies and procedures. Instead, the audit committee or sub-audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

            2. There were no services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) Rule 2-01 of Regulation S-X.

      (f)   Not applicable.

      (g) All non-audit fees billed by the registrant's accountant for services rendered to the Fund for the fiscal years ended November 30, 2006 and November 30, 2005 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's accountant for the registrant's adviser.

      (h)   Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in Annual Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership.

Item 11. Controls and Procedures.

      a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

      (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant's Form N-CSR filed on May 17, 2006 (Accession Number 0001144204-06-021266).

      (a)(2a) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (2b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fairholme Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*    /s/ Bruce R. Berkowitz
                         -------------------------------------------------------
                             Bruce R. Berkowitz,
                             President
Date: February 2, 2007
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Bruce R. Berkowitz
                         -------------------------------------------------------
                             Bruce R. Berkowitz,
                             President
Date: February 2, 2007
     -----------------

By (Signature and Title)     /s/ Keith D. Trauner
                         -------------------------------------------------------
                             Keith D. Trauner,
                             Treasurer
Date: February 2, 2007
     -----------------